Commitments and contractual obligations	12 Months Ended
Dec. 31, 2024
Disclosure of contingent liabilities [abstract]
Commitments and contractual obligations
25. Commitments and contractual obligations
The Company’s commitments and contractual obligations at December 31, 2024 include:

	2025	2026	2027	2028	2029 and later	Total

Debt - Senior Notes (1)	$—	$—	$—	$—	$500,000	$500,000
Debt - Term Facility (1)	—	82,183	70,687	70,687	246,690	470,247
Purchase obligations	960	1,225	227	1	—	2,413
Leases	5,585	4,905	3,382	1,511	6,503	21,886
Asset retirement obligations	5,071	4,612	5,107	1,900	235,927	252,617
	$11,616	$92,925	$79,403	$74,099	$989,120	$1,247,163
(1)Does not include interest on debt.

Debt obligations represent required repayments of principal for the Senior Notes and the Term Facility.
Purchase obligations relate primarily to operating costs at Olympias.
As at December 31, 2024, Hellas Gold had entered into off-take agreements pursuant to which Hellas agreed to sell a total of 48,000 dry metric tonnes of zinc concentrate, 24,000 dry metric tonnes of lead/silver concentrate, and 380,000 dry metric tonnes of gold concentrate. As at December 31, 2024, Tüprag had entered into off-take agreements pursuant to which Tüprag agreed to sell a total of 59,400 dry metric tonnes of gold concentrate.
Based on current Turkish legislation, the Company pays annual royalties to the Government of Turkiye on revenue less certain costs associated with ore haulage, mineral processing and related depreciation. Royalties are calculated on the basis of a sliding scale according to the average London Metal Exchange gold price during the calendar year. Based on current Greek legislation, the Company pays royalties on revenue that are calculated on a sliding scale tied to international gold and base metal prices and the EUR:USD exchange rate.